Exhibit 10.3(B)

Execution Version

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 4.3(a)

COMMERCIAL LICENSE REQUEST FORM

(To be completed for each Commercial Target)

Target requested pursuant to Section 4.3 of the Subscription and License Agreement (define: by common name(s), accession number, and amino acid sequence, if possible):

[***]

Type of Commercial License Requested: Commercial Therapeutic License

ONCOMEDPHARMACEUTICALS, INC.		MORPHOSYS AG

By:	/s/ John A. Lewicki	By:	/s/ I.A. Christine Rothe

Name:	John A. Lewicki	Name:	Christine Rothe

Title:	SR VP, R&D	Title:	Senior Manager, Alliance Manager

Date:	28th April, 2008	Date:	6th May 2008

MORPHOSYS AG

		By:	/s/ Harald Watzka

		Name:	Harald Watzka

		Title:	Director, Head of AM

		Date:	6th May 2008

[to be filled out by MORPHOSYS:] Does the Commercial License include a Clinical Monitoring License? (please circle) [***]

APPENDIX 4.3(a)

COMMERCIAL LICENSE REQUEST FORM

(To be completed for each Commercial Target)

Target requested pursuant to Section 4.3 of the Subscription and License Agreement (define: by common name(s), accession number, and amino acid sequence, if possible):

[***]

Type of Commercial License Requested: Commercial Therapeutic License

ONCOMEDPHARMACEUTICALS, INC.		MORPHOSYS AG

By:	/s/ John A. Lewicki	By:	/s/ I.A. Christine Rothe

Name:	John A. Lewicki	Name:	Christine Rothe

Title:	SR VP, R&D	Title:	Senior Manager, Alliance Manager

Date:	17th April, 2008	Date:	28th April 2008

MORPHOSYS AG

		By:	/s/ Harald Watzka

		Name:	Harald Watzka

		Title:	Director, Head of AM

		Date:	28th April 2008

[to be filled out by MORPHOSYS:] Does the Commercial License include a Clinical Monitoring License? (please circle) [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.